Exhibit 99 (a)(1)(B)

LETTER OF TRANSMITTAL
TO EXCHANGE WARRANTS
OF
EXCEED COMPANY LTD.
PURSUANT TO THE OFFER
NOVEMBER 30, 2009
THE OFFER AND RESCISSION RIGHTS EXPIRE AT 5:00 P.M., U.S.
EASTERN TIME ON THE NIGHT OF DECEMBER 30, 2009 UNLESS THE OFFER IS EXTENDED

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

BY MAIL, HAND OR OVERNIGHT DELIVERY:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
17 BATTERY PLACE 8TH FLOOR
NEW YORK, NY 10004

DESCRIPTION OF WARRANTS EXCHANGED AND
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(Please Fill in Exchanged Certificates Exactly as Name(s) Appear(s) on Certificate(s))
(Attach Signed Additional List if Necessary)

Certificate numbers*	Number of warrants represented by certificate

TOTAL WARRANTS EXCHANGED:

Need not be completed if warrants are being tendered through DTC.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

The undersigned hereby exchanges the above described Warrants of Exceed Company Ltd. (the ‘‘Company’’), a company incorporated under the laws of the British Virgin Islands and successor to 2020 ChinaCap Acquirco, Inc., a Delaware corporation, pursuant to the Company’s Offer Letter, dated November 30, 2009 and in this Letter of Transmittal (which together constitute the ‘‘Offer’’).

The Board of Directors of the Company has extended the Offer to all holders of the Company’s warrants (the ‘‘Warrants’’) to purchase an aggregate of 10,890,000 ordinary shares of  the Company, par value $.0001 per share, of the Company (“Ordinary Shares”), which were issued by the Company in connection with its initial public offering, to receive one (1) Ordinary Share in exchange for each 3.96 Warrants tendered by the holders of Warrants.

NO FRACTIONAL SHARES WILL BE ISSUED. WARRANTS MAY ONLY BE EXCHANGED FOR WHOLE SHARES.  IN LIEU OF ISSUING FRACTIONAL SHARES, THE COMPANY WILL PAY A CASH ADJUSTMENT FOR ANY FRACTIONAL SHARE BASED UPON THE LAST SALE PRICE OF THE ORDINARY SHARES ON THE NASDAQ STOCK MARKET ON THE LAST TRADING DAY BEFORE THE EXPIRATION DATE.

WARRANTS NOT EXCHANGED FOR ORDINARY SHARES SHALL EXPIRE IN ACCORDANCE WITH THEIR TERMS ON NOVEMBER 8, 2011 AND OTHERWISE REMAIN SUBJECT TO THEIR ORIGINAL TERMS.

IT IS THE COMPANY’S CURRENT INTENTION NOT TO CONDUCT ANOTHER OFFER DESIGNED TO INDUCE THE EXCHANGE OF THE WARRANTS.  HOWEVER, THE COMPANY RESERVES THE RIGHT TO DO SO IN THE FUTURE, AS WELL AS TO EXERCISE ITS ABILITY TO REDEEM THE WARRANTS IF AND WHEN IT IS PERMITTED TO DO SO PURSUANT TO THE TERMS OF THE WARRANTS.

Subject to and effective upon acceptance of the tender of the Warrants exchanged hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for and purchase the Ordinary Shares covered by such Warrant certificate(s) upon the exchange of three and ninety-six one-hundredths (3.96) Warrants per one (1) Ordinary Share, as indicated on the first page of this Letter of Transmittal.

The undersigned acknowledges that they have been advised to consult with their own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby represents and warrants to the Company that:

(a)    the undersigned has full power and authority to tender, subscribe for and purchase all of the Ordinary Shares of the Company which may be received upon exchange of the Warrants;

(b)    he or she has good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exchange, sale or transfer, and not subject to any adverse claim;

(c)    on request, the undersigned will execute and deliver any additional documents the Company deems necessary to complete the exchange of the Warrants tendered hereby;

(d)    the undersigned understands that tenders of Warrants pursuant to the Offer and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer; and

(e)    the undersigned agrees to all of the terms of the Offer.

All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above, does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary) or (b) delivery of Warrants is to be made by book-entry transfer to the depositary’s account at The Depositary Trust Company (the ‘‘DTC’’) pursuant to the procedures set forth in the Offer to Purchase.

If you desire to exchange Warrants pursuant to the Offer and you cannot deliver your Warrant certificate(s) (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal are delivered to the depositary prior to the Expiration Date, you may tender your Warrants according to the guaranteed delivery procedures set forth in the section of the Offer Letter titled ‘‘Procedure for Exercising and Tendering Warrants.’’ See Instruction 2.

Delivery of documents to DTC does not constitute delivery to the Depositary.

‘‘Expiration Date’’ means 5:00 P.M., New York City time, on December 30, 2009, unless and until the Company, in its sole discretion, extends the Offer, in which case the ‘‘Expiration Date’’ means the latest time and date at which the Offer, as extended, expires.

The name(s) and address(es) of the registered holder(s) should be printed below, exactly as they appear on the certificates representing the Warrants tendered hereby.  The certificate numbers, the number of Warrants represented by such certificates, and the number of Warrants that the undersigned wishes to tender should be set forth in the appropriate boxes above.

THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF A WARRANT BY THE
COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND
SUBJECT TO THE CONDITIONS OF THE OFFER.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

This Letter of Transmittal is to be completed by a holder of Warrants either if (i) Warrant Certificates are to be forwarded with this Letter of Transmittal or (ii) if the Warrants the holder is electing to exchange are to be delivered by book-entry transfer pursuant to the procedures set forth in the Offer Letter under Section 2, ‘‘Procedure for Exercising and Tendering Warrants — Book-Entry Delivery.’’ Delivery of documents to The Depository Trust Company (‘‘DTC’’) or to the Company does not constitute delivery to the Warrant Agent.

The undersigned hereby: (i) elects to exchange the Warrants described under ‘‘Election to Exchange’’ below (Box 1); and (ii) agrees to purchase the Ordinary Shares issuable thereunder, in each case pursuant to the terms and subject to the conditions described in the Offer Letter and this Letter of Transmittal. The undersigned is the registered owner of all such Warrants and represents that it has received from each beneficial owner thereof (collectively, the ‘‘Beneficial Owners’’) a duly completed and executed form of ‘‘Instructions to Registered Holder’’, a form of which is attached to the ‘‘Letter to Clients’’ accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the Company’s acceptance of the undersigned’s election to exchange the Warrants described in Box 1 below, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Warrants being exchanged hereby, waives any and all other rights with respect to such Warrants and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Warrants.

The undersigned hereby irrevocably constitutes and appoints the Warrant Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants the undersigned is electing to exchange, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Warrants the undersigned is electing to exchange to the Company or cause ownership of such Warrants to be transferred to, or upon the order of, the Company, on the books of the Warrant Agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Company’s Warrant Agent, as the undersigned’s agent, of the Ordinary Shares to which the undersigned is entitled upon acceptance by the Company of the undersigned’s election to exchange Warrants pursuant to the Offer.

Unless otherwise indicated under ‘‘Special Issuance Instructions’’ below (Box 2), please issue the Ordinary Shares for the exchanged Warrants in the name(s) of the undersigned. Similarly, unless otherwise indicated under ‘‘Special Delivery Instructions’’ below (Box 3), please send or cause to be sent the certificates for the Ordinary Shares (and accompanying documents, as appropriate) to the undersigned at the address shown above under ‘‘Description of Warrants’’ (on the cover page of this Letter of Transmittal) or provide the name of the account with the Warrant Agent or at DTC to which the Ordinary Shares should be issued.

The undersigned understands that elections to exchange Warrants pursuant to the procedures described under Section 1, ‘‘General Terms’’ in the Offer Letter and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Offer set forth in the Offer Letter under the caption Section 1, ‘‘General Terms’’, and subject to the conditions of the Offer set forth in the Offer Letter under Section 2.B., ‘‘Conditions of the Offer,’’ subject only to withdrawal of elections to exchange on the terms set forth in the Offer Letter under Section 3, ‘‘Withdrawal Rights.’’ All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that it has full power and authority to exchange, assign and transfer the Warrants the undersigned has elected to exchange pursuant to this Letter of Transmittal. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Company’s Warrant Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES.

☐	CHECK HERE IF THE WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND COMPLETE BOX 4 BELOW.

Name 60;

Address ;

&# 160;

Box 1
ELECTION TO EXCHANGE

A	B	C

Number of Warrants Being Exchanged	Ordinary Shares to be Issued (Divide Column A by 3.96 and round DOWN to the nearest whole number)	Fractional Ordinary Shares, if any (Subtract Column B from the result of Column A divided by 3.96)[1]

1 The Company will not issue fractional shares.  The Company will pay you a cash adjustment for any fractional shares based upon the last sale price of the Company’s Common Stock on the NASDAQ Stock Market on the last trading day before the Expiration Date.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS
To be completed ONLY if certificates for Ordinary Shares purchased hereby are to be issued in the name of someone other than the undersigned.

Issue Ordinary Share certificates:
Name(s)

(please print)
Address(es)

Box 3
SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if certificates for Ordinary Shares of the Company purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below.
Mail Certificates to:
Name(s)

(please print)
Address(es)

Box 4
USE OF BOOK-ENTRY TRANSFER
To be completed ONLY if delivery of Warrants is to be made by book-entry transfer.
Name of Exercising Institution:   ________________
Account  Number:   ________________________
Transaction Code Number:   __________________

Box 5
EXERCISING HOLDER SIGNATURE
x    __________________________________________________________________________________
x    __________________________________________________________________________________
(Signature of Registered Holder(s) or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Warrants as their name(s) appear(s) on the Warrants or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 5.
Name(s):    ____________________________________________________________________________
Capacity:    ____________________________________________________________________________
Street Address:    ________________________________________________________________________
(Include Zip Code)
____________________________________________________________________________________
(Area Code and Telephone Number)
____________________________________________________________________________________
(Tax Identification or Social Security Number)
Signature Guarantee    ____________________________________________________________________
(If Required by Instruction 4)
Authorized Signature    __________________________________________________________________
Name:    ______________________________________________________________________________
(Please Print or Type)
Title:    ______________________________________________________________________________
Name of Firm:    ________________________________________________________________________
(Must be an Eligible Institution as defined in Instruction 1)
Address:    ____________________________________________________________________________
(Include Zip Code)
Area Code and Telephone Number:    ________________________________________________________
Dated:    ______________________________________________________________________________
PLEASE SIGN HERE
(To be completed by all Warrant Holders)
____________________________________________________________________________________
(Signature of Owners)
Dated:    ________________, 200
Name(s)    ____________________________________________________________________________
(please print)
Address(es)    __________________________________________________________________________
Capacity (full title):    ____________________________________________________________________
Telephone number:    ____________________________________________________________________
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with his Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

GUARANTEE OF SIGNATURE(S)
Name of Firm:    ________________________________________________________________________
Authorized Signature:    __________________________________________________________________
Name:    ______________________________________________________________________________
____________________________________________________________________________________
(please print)
Title:    ______________________________________________________________________________
Address:    ____________________________________________________________________________
Area Code and Telephone Number:    ________________________________________________________
Dated:    ________________, 200

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    GUARANTEE OF SIGNATURE.

No signature guarantee is required if either:

(a)    this Letter of Transmittal is signed by the registered holder of the Warrants exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled ‘‘Special Delivery Instructions’’ or ‘‘Special Issuance Instructions’’; or

(b)    such Warrants are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (FINRA) or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an ‘‘Eligible Institution’’); or

(c)    the Holders of such Warrants reside outside of the U.S. and are not otherwise tendering the Warrants in the U.S.
In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2.    DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be used only if:

•	certificates for Warrants are delivered with it to the Depositary; or

•	the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

•	an exchange of Warrants pursuant to the procedure for tender by book-entry transfer set forth in SECTION 2 of the Offer Letter.

Unless Warrants are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the Warrants being exchanged, and (c) any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer Letter. In order for shares to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent’s Message if the tendering shareholder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term ‘‘Agent’s Message’’ means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

If your Warrant certificates are not immediately available, you cannot deliver your shares and all other required documents to the Depositary or you cannot complete the procedure for delivery by book-entry transfer prior to the expiration date, you may tender your Warrants pursuant to the guaranteed delivery procedure set forth in the Offer Letter. Pursuant to such procedure:

(i)    such tender must be made by or through an Eligible Institution;

(ii)    a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and

(iii)    the certificates for all physically delivered Warrants in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer Letter.

The method of delivery of all documents, including Warrant certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering Warrant holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer Letter, no alternative or contingent exchanges will be accepted.

3.    INADEQUATE SPACE.    If the space provided in the box captioned ‘‘Description of Warrants Exchanged’’ is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    WARRANTS EXCHANGED.    Warrant holders who choose to participate in the Offer, may exchange some or all of such holder’s Warrants pursuant to the terms of the Offer.

5.    SIGNATURES ON LETTER OF TRANSMITTAL.

(a)    If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)    If the Warrants are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c)    If any tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d)    When this Letter of Transmittal is signed by the registered holder(s) of the Warrants listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Warrants or separate ordinary share power(s) are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate ordinary share power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or ordinary share power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)    If this Letter of Transmittal or any certificate(s) or ordinary share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6.    SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS.    If certificates for Ordinary Shares purchased upon exchange of the Warrants are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned ‘‘Special Issuance Instructions’’ and/or ‘‘Special Delivery Instructions’’ on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 5.

7.    IRREGULARITIES.    All questions as to the number of Warrants to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Warrants will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgments of any courts. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or to reject those Warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgments of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Warrant, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgments of any court. No tender of Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

8.    QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.    Please direct questions or requests for assistance, or for additional copies of the Offer Letter, Letter of Transmittal or other materials, in writing to:

Integrated Corporate Relations, INC. Devlin Lander 441 Lexington Avenue 4th Floor New York, NY 10017 (415) 419-5606 e-mail: devlin.lander@icrinc.com

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE COMPANY ON OR PRIOR TO 5:00 P.M., U.S. EASTERN TIME ON THE NIGHT OF THE EXPIRATION DATE (AS DEFINED IN THE OFFER).